UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 31, 2005

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

            Nevada                        333-54822               22-3762832
------------------------------    ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)

                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         To obtain funding for its ongoing operations and pay off existing debt, Stronghold Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 31, 2005 for the sale of (i) $650,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 650,000 shares of our common stock.

         On March 31, 2005, the Investors purchased $350,000 in Notes and received Warrants to purchase 350,000 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors are obligated to provide the Company with an additional $300,000 within five business days of the effectiveness of the registration statement.

         The Notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.02 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of April 8, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.02 and, therefore, the conversion price for the secured convertible notes was $.005. Based on this conversion price, the Notes plus all the callable secured convertible notes issued in connection with our June 2004 Securities Purchase Agreement in the aggregate amount of $3,350,000, excluding interest, were convertible into 670,000,000 shares of our common stock.

         We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.03 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

         The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.03 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

         The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

         The sale of the Notes was completed on March 31, 2005 with respect to $350,000 of the Notes. As of the date hereof, the Company is obligated on $350,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on $3,000,000 in face amount of callable secured convertible notes issued to the Investors pursuant to the Securities Purchase Agreement entered in June 2004.

         The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

         On November 1, 2001, the Company entered into a line of credit with United Trust Bank (now PNC Bank) pursuant to which the Company borrowed $1.5 million. On September 30, 2002, we converted the outstanding line of credit with UnitedTrust Bank into a $1,500,000 promissory note. On April 27, 2004, PNC Bank, N.A., as successor by merger to UnitedTrust Bank filed a complaint in the Superior Court of New Jersey, Law Division, Union County (Docket No. UNN-L_001522-04) against our company and Christopher J. Carey, in his capacity as guarantor, to collect the sums outstanding under the Loan Agreement, dated as of September 30, 2002. On July 15, 2004, we entered into a fully executed forbearance agreement with PNC Bank, N.A. whereby PNC agreed to delay the pursuit of its lawsuit in exchange of scheduled payments. We made an initial principal payment of $420,000 with the execution of the forbearance as well as payments of $50,000 on August 15, 2004, September 15, 2004 and October 15, 2004. In connection with the financing, we made the final scheduled payment of $601,000, on March 31, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

4.1 Securities Purchase Agreement dated March 31, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.2               Form of Callable Secured Convertible dated March 31, 2005

4.3               Form of Stock Purchase Warrant dated March 31, 2005

4.4 Registration Rights Agreement dated March 31, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.5 Security Agreement dated March 31, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.6 Intellectual Property Security Agreement dated March 31, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STRONGHOLD TECHNOLOGIES, INC.


Date: April 11, 2005                    By: /s/Christopher Carey
                                            --------------------
                                        Name: Christopher Carey
                                        Title: CEO